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                                                                  EXHIBIT 23(b)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-31408, 33-50396, 33-64504 and 33-65321.




                                                   /s/ Arthur Andersen LLP


                                                   ARTHUR ANDERSEN LLP



Grand Rapids, Michigan
March 13, 2000